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                                                                      EXHIBIT 21

                                  SUBSIDIARIES
                                       OF
                           MEDPARTNERS/MULLIKIN, INC.


                           NAME OF SUBSIDIARY                              STATE OF ORGANIZATION
- ------------------------------------------------------------------------  -----------------------
TEAM Merger Corporation.................................................         Delaware
EPS Merger Corporation..................................................         Delaware
EPA, Inc................................................................        New Jersey
PPM Merger Corporation..................................................         Delaware
CHS Merger Corporation..................................................         Delaware
MedPartners, Inc........................................................         Delaware
MedPartners Acquisition Corporation.....................................         Delaware
MedPartners of Florida, Inc. ...........................................          Florida
MedPartners Aviation, Inc. .............................................         Delaware
PPS Merger Corporation..................................................         Delaware
Bay Area Practice Management Group, Inc. ...............................        California
Greeley Clinic, Inc. ...................................................          Oregon
LFMG, Inc. .............................................................        California
MMC (BAFP), Inc. .......................................................        California
MME (Center), Inc. .....................................................        California
Pacific Medical Group, Inc. ............................................          Oregon
St. Johns Clinic, Inc. .................................................          Oregon
The Tigard Clinic, Inc. ................................................          Oregon
MME (WCMG), Inc. .......................................................        California
MME (WCPCMG), Inc. .....................................................        California
Cerritos Investment Group...............................................        California
Family Medical Center...................................................          Oregon
5000 Airport Plaza, L.P. ...............................................        California
Surgical Partners of Plano I, L.P. .....................................           Texas
Surgical Partners of Plano, L.L.C. .....................................          Oregon
CareSelect Group, Inc. .................................................           Texas
Pacific Physician Services, Inc. .......................................         Delaware
Reliant Healthcare Systems, Inc. .......................................        California
Hauch, Incorporated.....................................................        California
PPS Valley Management, Inc. ............................................        California
Physicians' Hospital Management Corporation.............................         Delaware
Pacific Physician Services Arizona, Inc. ...............................         Delaware
Pacific Physicians Services Nevada, Inc. ...............................         Delaware
Sierra Meadows Associates (Partnership).................................          Nevada
PPS Riverside Division Acquisition and Management Corporation I.........         Delaware
PPS Nevada Corporation Investment.......................................          Nevada
PPS East, Inc. .........................................................         Delaware
PPS North Carolina Medical Management Inc. .............................      North Carolina
Pacific Indemnity, Ltd. ................................................  British Virgin Islands
PPS Medical Management and Consulting, L.L.C. ..........................         Delaware
Team Health Group, Inc. ................................................         Tennessee
Southeastern Emergency Physicians, Inc. ................................         Tennessee
Southeastern Emergency Physicians of Memphis, Inc. .....................         Tennessee
Emergency Coverage Corporation..........................................         Tennessee
Americare Medical Services, Inc. .......................................         Tennessee
Med. Assure Systems, Inc. ..............................................         Tennessee
Clinic Management Services, Inc. .......................................         Tennessee
Hospital Based Physician Services, Inc. ................................         Tennessee
Daniel & Yeager, Inc. ..................................................          Alabama
Teleradiology Associates, Inc. .........................................      North Carolina
Team Radiology, Inc. ...................................................         Tennessee
Emergicare Management, Inc. ............................................         Tennessee
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